UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2006 (August 14, 2006)
  RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
    401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)
     (419) 783-8950
(Registrant’s telephone number, including area code)
    Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events
     On August 14, 2006, Rurban Financial Corp. (the “Company”) issued a news release announcing that the Company has received regulatory approval from the Federal Reserve Bank of Cleveland and the Ohio Division of Financial Institutions for its bank data processing subsidiary, Rurbanc Data Services, Inc., to acquire Diverse Computer Marketers, headquartered in Lansing, Michigan, and a related company, DCM Indiana, located in Indianapolis, Indiana. A copy of the news release is furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(a) Not Applicable
(b) Not Applicable
(c) Not Applicable
(d) Exhibits

Exhibit No.	Description

99.1	News Release issued by Rurban Financial Corp. on August 14, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: August 15, 2006	By:	/s/ Duane L. Sinn

Duane L. Sinn Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated August 15, 2006
Rurban Financial Corp.

Exhibit No.	Description

99.1	News Release issued by Rurban Financial Corp. on August 14, 2006